UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                    ----------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                         Date of Report - March 28, 2006
                        (Date of earliest event reported)


                        MACE SECURITY INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                    0-22810                   03-0311630
(State or other jurisdiction        (Commission               (IRS Employer
       of incorporation)            File Number)          Identification Number)


              1000 Crawford Place, Suite 400, Mt. Laurel, NJ 08054
                    (Address of principal executive offices)

                                 (856) 778-2300
              (Registrant's telephone number, including area code)



Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 to Form 8-K):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 24.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

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Item 8.01.      Other Events.
                ------------

     As previously disclosed, on March 13, 2006, the Registrant learned that it was involved in a federal criminal immigration investigation relating to the alleged hiring of illegal aliens. In connection with the investigation, federal authorities searched the Registrant's headquarters and four of its forty-eight car washes. On March 28, 2006, the Registrant's Audit Committee retained independent outside counsel to conduct an independent investigation, under the supervision of the Audit Committee, of the Registrant's hiring practices at the Registrant's car washes and other related matters. It is anticipated that the independent investigator will provide a preliminary report to the Audit Committee on or before April 12, 2006.

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




Dated: March 31, 2006                 Mace Security International, Inc.



                                      By:  /s/ Gregory M. Krzemien
                                           -------------------------------------
                                           Gregory M. Krzemien
                                           Chief Financial Officer and Treasurer